Summary of Business and Significant Accounting Policies - Schedule of Revenue Information (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2010
Revenue:
License	$ 11,067	$ 17,371	$ 7,389
Hosting services	11,196	9,244	7,538
Maintenance and support services	12,398	10,796	9,079
Professional services	8,703	6,654	5,871
Total revenue	$ 43,364	$ 44,065	$ 29,877